SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  October 30, 1997
(Date of earliest event reported)
Commission File No. 333-21263




                      Norwest Asset Securities Corporation
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       Delaware                                          52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)




7485 New Horizon Way, Frederick, Maryland                   21703
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Address of principal executive offices                   (Zip Code)




                                 (301) 846-8881
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               Registrant's Telephone Number, including area code




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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.  Other Events

      On October 30, 1997, Norwest Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1997-17, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-9, Class A-10, Class A-11, Class A-12, Class A-R, Class A-LR, Class M, Class B-1 and Class B-2 (the "Offered Certificates"), having an aggregate original principal balance of $301,326,200. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of October 30, 1997, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank") and First Union National Bank, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1997-17, Class A-8, Class B-3, Class B-4 and Class B-5, having an aggregate initial principal balance of $48,177,582.19 (the "Private Certificates" and, together with the Class A-PO and Class A-WIO Certificates and Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

      As of the date of initial issuance, the Offered Certificates evidenced an approximate 86.24% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Class A-PO and Class A-WIO Certificates and Private Certificates, distributions on which (other than with respect to the Class A-8, Class A-PO and Class A-WIO Certificates) are subordinated to distributions on the Offered Certificates.

      Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

      An election will be made to treat the Trust Estate as two REMICs for federal income tax purposes (the "Upper-Tier REMIC" and "Lower-Tier REMIC," respectively). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates, the Class A-8 PO Component, Class A-8 Scheduled Accrual Component, Class A-8 IO A Component, Class A-8 IO B Component and Class A-8 IO C Component, the Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO, Class A-WIO, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will be treated as "regular interests" in the Upper-Tier REMIC and the Class A-R and Class A-LR Certificate will be treated as the "residual interests" in the Upper-Tier REMIC and Lower-Tier REMIC, respectively.

ITEM 7.  Financial Statements and Exhibits
         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------------                        -----------
   (EX-4)                                Pooling    and    Servicing
                                         Agreement,   dated   as  of
                                         October  30,  1997,   among
                                         Norwest  Asset   Securities
                                         Corporation,  Norwest  Bank
                                         Minnesota,         National
                                         Association and First Union
                                         National Bank, as trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NORWEST ASSET SECURITIES CORPORATION
October 30, 1997

                                            /s/ Patrick Greene
                                            -------------------
                                            Patrick Greene
                                            Assistant Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
----------        ---------------------------------------         --------------
   (EX-4)         Pooling and Servicing                                 E
                  Agreement, dated as of October 30, 1997
                  among Norwest Asset Securities
                  Corporation, Norwest Bank Minnesota,
                  National Association and First Union
                  National Bank, as trustee.